Exhibit 10.35

                      AMERICAN ARTISTS FILM CORPORATION
                          1245 Fowler Street, N.W.
                             Atlanta, GA  30318
                               (404)876-7373
                               (404)885-9831


                             September 4, 1996


American Artists Film Corporation
1245 Fowler Street, N.W.
Atlanta, GA  30318

     Re:  Diversity Filmworks, Inc.

Gentlemen:

     This confirms our agreement as shareholders of Diversity Filmworks, Inc. As owner of 51% of the outstanding shares of Diversity, I agree that the Board of Directors shall have five directors and that I will vote to elect your designees to three of those slots; provided, however, that at least one of the designees must be a qualified minority for purposes of all relevant governmental sourcing preferences. This agreement will remain in effect until terminated by mutual consent.

     If the above correctly states our agreement, please so indicate by signing the extra copy of this letter in the space provided below and returning it to me.


/s/  Tyrone C. Johnson
_________________________
Tyrone C. Johnson



Agreed:

American Artists Film Corporation

By:  /s/ Steven D. Brown